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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 31, 2006

                              C-BASS 2006-CB6 Trust
             (Exact Name of Issuing Entity as Specified in Charter)

                        Asset Backed Funding Corporation
                (Exact Name of Depositor as Specified in Charter)

               Credit-Based Asset Servicing and Securitization LLC
                 (Exact Name of Sponsor as Specified in Charter)

       New York                      333-130524-01               75-2533468
(State or Other Jurisdiction of  (Commission File Number     (I.R.S. Employer
Incorporation of Issuing Entity)    of Issuing Entity)     Identification No. of
                                                                 Depositor)

214 North Tryon Street, Charlotte, North Carolina                     28255
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Depositor's telephone number, including area code (704) 386-2400

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation (the "Company"), as depositor, Credit-Based Asset Servicing and Securitization LLC (the "Sponsor"), as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Certificates"), issued on July 31, 2006, including the (i) Class A-I, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (the "Public Certificates"), having an aggregate initial class balance of $733,871,000, (ii) the Class B-1, Class B-2, Class B-3, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial class balance of $30,839,100 and (iii) the Class R and Class R-X Certificates (the "Residual Certificates").

         The Public Certificates were sold to Banc of America Securities LLC ("BAS"), Greenwich Capital Markets, Inc., Goldman, Sachs & Co. and SG Americas Securities, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement, dated July 27, 2006 (the "Underwriting Agreement"), between the Company and BAS, as representative of the Underwriters. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

         On July 31, 2006, the Private Certificates, consisting of $10,540,000 class certificate balance of Class B-1 Certificates, $14,053,000 class certificate balance of Class B-2 Certificates, $6,246,00 class certificate balance of Class B-3 Certificates, the Class CE Certificates and the Class P Certificates, were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans underlying the Certificates (the "Mortgage Loans") from the Sponsor.

         On July 31, 2006, the Residual Certificates were transferred to the Sponsor in a transaction exempt from registration under the Securities Act of 1933, as amended. The Residual Certificates constituted part of the purchase price for the Mortgage Loans.

         The Mortgage Loans were acquired by the Sponsor from Ameriquest Mortgage Company, New Century Mortgage Corporation, OwnIt Mortgage Solutions, Inc., Wilmington Finance Inc. and various other originators that each originated less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the cut-off date. The Mortgage Loans are serviced pursuant to the Pooling and Servicing Agreement.

         The Mortgage Loans were purchased by the Company from the Sponsor pursuant to a mortgage loan purchase agreement, dated July 31, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and the Sponsor. A copy of the Mortgage Loan Purchase Agreement is included as an exhibit to the Pooling and Servicing Agreement attached as Exhibit 4.1.


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Item 9.01 Financial Statements and Exhibits

      (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

            1.1 Underwriting Agreement, dated July 27, 2006, between Asset Backed Funding Corporation and Banc of America Securities LLC (including exhibits).

            4.1 Pooling and Servicing Agreement, dated as of July 1, 2006, by and among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and U.S. Bank National Association (including exhibits).

            10.1 Custodial Agreement, dated as of July 1, 2006, by and among U.S. Bank National Association, Litton Loan Servicing LP, and The Bank of New York (including exhibits).


                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ASSET BACKED FUNDING CORPORATION

                                          By: /s/ Bruce W. Good
                                              ---------------------------------
                                          Name: Bruce W. Good
                                          Title: Vice President


Date: July 31, 2006


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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                       Paper (P) or
Exhibit No.   Exhibit Description                                      Electronic (E)
-----------   -------------------                                      --------------
1.1           Underwriting Agreement, dated July 27, 2006, between           E
              Asset Backed Funding Corporation and Banc of America
              Securities LLC (including exhibits).

4.1           Pooling and Servicing Agreement, dated as of July 1,           E
              2006, by and among Asset Backed Funding Corporation,
              Credit-Based Asset Servicing and Securitization LLC,
              Litton Loan Servicing LP and U.S. Bank National
              Association (including exhibits).

10.1          Custodial Agreement, dated as of July 1, 2006, by and          E
              among U.S. Bank National Association, Litton Loan
              Servicing LP, and The Bank of New York (including
              exhibits).
